                                                                   Exhibit 99.7


+ Schedule 5(e) to this Agreement has been omitted because such schedule does not contain information material to an investment decision, IGEN agrees to furnish supplementally a copy of such schedule to the Commission upon request.

                            INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made effective as of November 30, 1996 by and between IGEN International, Inc., a Delaware corporation (the "Company"), to and for the benefit of Jacob N. Wohlstadter ("Wohlstadter") and JW Consulting Services, L.L.C., a Delaware limited liability company ("JWCS") (for purposes of this Agreement, Wohlstadter, JWCS, and any other entity through which services are provided to the Company pursuant to the terms of the Consulting Agreement (as defined below), are referred to individually and together as "Consultant" or the "Indemnified Party").

                              W I T N E S S E T H:

     WHEREAS, the Company previously engaged Wohlstadter to perform consulting services as an independent contractor to the Company for periods prior to November 30, 1996 and has engaged Wohlstadter to perform consulting services as an independent contractor to the Company pursuant to the terms of that certain Consulting Agreement effective as of November 30, 1996 between the Company and Consultant (the "Consulting Agreement");

     WHEREAS, the Consulting Agreement provides that Wohlstadter may provide consulting services directly to the Company, through JWCS or through another entity which is solely owned by Wohlstadter and of which Wohlstadter is the sole employee;

     WHEREAS, as an inducement for Consultant's willingness to provide services pursuant to the Consulting Agreement, the Company has agreed to execute and deliver this Agreement; and

     WHEREAS, the Company and Consultant have each benefited and will each benefit as a result of certain agreements entered into between such parties in connection with the Consulting Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Definitions.
          -----------

     Capitalized terms used herein shall have the meaning defined in the recitals set forth above or shall have the meaning defined herein. In addition, the following terms when used with initial capitalization shall have the following meanings:

          "Claim" shall mean any threatened, pending or completed, claim, action, demand, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal.

          "Damages" shall mean any losses, liabilities, damages (including consequential, special and incidental), claims, demands, judgments, settlements, fines, penalties, expenses and costs (including Defense Costs).

          "Defense Costs" shall mean any costs, charges, bonds, fees and expenses, including reasonable attorneys' fees and fees of experts and consultants, reasonably incurred in the investigation, defense or prosecution of any Claim.

          "Person" shall mean an individual, partnership, limited partnership, corporation, company, association, business trust, limited liability company, trust, unincorporated association, joint venture, or governmental entity, authority or agency.

          "Third Party" shall mean any trustee, receiver, creditor, contractor, vendor or service provider to the Company or any other person doing business or otherwise associated with the Company.

     2.   Indemnification by the Company; Limitations.
          -------------------------------------------

          (a)  Third Party Claims. The Company shall defend, indemnify and hold
               ------------------
harmless the Indemnified Party from and against any and all Damages asserted against or suffered or incurred by the Indemnified Party in connection with any Claim brought by any Person, including any Third Party, in respect of or relating to the Company (or any predecessor thereof) or its business, assets, liabilities or other obligations, including any Claim arising from, relating to or resulting from any alleged acts or omissions, including any act or omission of the Indemnified Party related to or arising out of the performance or non-performance of services to or for the benefit of the Company, whether under the Consulting Agreement or otherwise, including without limitation, the performance or non-performance of services to the Company from and after November 30, 1995.

          (b)  Reimbursement for and Advancement of Defense Costs. The Company
               --------------------------------------------------
shall reimburse the Indemnified Party for any and all Defense Costs relating to a Claim subject to indemnification under Section 2(a) incurred by the
                                         -----------
Indemnified Party in accordance with Section 3. Defense Costs incurred by the
                                     ---------
Indemnified Party shall be paid by the Company in advance of the final disposition of such Claim, within 20 days after the receipt by the Company of a statement or statements from the Indemnified Party requesting such advance payment. In addition, the Indemnified Party may request and receive an advance for anticipated Defense Costs by submitting to the Company a statement or statements which shall reasonably evidence the anticipated Defense Costs. Each statement submitted pursuant to this Section shall include an undertaking by the Indemnified Party to repay any previously advanced Defense Costs in the event that it is ultimately determined that the Indemnified Party is not entitled to indemnification under Section 2(c).
                      ------------

          (c)  Limitation on Indemnification. Anything to the contrary herein
               -----------------------------
notwithstanding, the Company shall not be required hereunder to indemnify the Indemnified Party for any Damages to the extent the underlying Claim arises from acts or omissions (i) which constitute intentional misconduct of the Indemnified Party, (ii) which constitute a knowing violation of law by the Indemnified Party, or (iii) which are specifically prohibited from being included in an otherwise enforceable indemnification provision or agreement by the applicable law of the jurisdiction in question.

          (d)  No Duplication of Payments. The Company shall not be liable under
               --------------------------
this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnified Party has otherwise actually and properly received payment of such amounts under any insurance policy, contract, agreement or otherwise, including any insurance payments received pursuant to
Section 4.
---------

          (e)  Non-exclusivity. Nothing herein shall be deemed to diminish or
               ---------------
otherwise restrict the Indemnified Party's right to indemnification under applicable law, or any other agreement, instrument or document, including any certificate or articles of incorporation, bylaws, limited liability company agreement or other governing organizational document (including the letter agreement dated as of November 30, 1995 between the Company and Wohlstadter relating to indemnification of Wohlstadter by the Company in connection with Wohlstadter's relationship with Meso Scale Diagnostics, LLC. (the "MSD Indemnification Letter")).

         3.       Indemnification Procedures.
                  --------------------------

                  (a) Notice of Claim. The Indemnified Party shall promptly
                      ---------------
notify the Company in writing of any Claim in respect of which indemnification could be sought under this Agreement. Such notice shall be given with reasonable promptness after the Indemnified Party becomes aware of such Claim; provided, however, that failure to give prompt notice shall not adversely affect or disqualify any claim for indemnification hereunder except to the extent the Company is materially prejudiced thereby. Such notice shall specify the nature of the Claim, the amount of Damages (to the extent such amount is then known to the Indemnified Party at such time and without prejudice to any right the Indemnified Party may have to thereafter be indemnified in any greater amount) and all material information regarding such Claim which is then known to the Indemnified Party.

                  (b) Control of Defense by the Indemnified Party. Following
                      -------------------------------------------
delivery of the notice described in Section 3(a), the Indemnified Party shall
                                    ------------
keep the Company fully informed and, unless the Company exercises the right of control set forth in Section 3(c), shall use its reasonable efforts to contest
                     ------------
and defend such Claim with its own legal counsel and present any defense reasonably suggested by the Company or its counsel. To the extent the Indemnified Party controls the defense of such Claim, the Company shall reimburse or pay the Defense Costs as they are incurred, or advance such Defense Costs as requested in accordance with Section 2(b). If, in accordance with
                                      ------------
Section 3(c), the Company properly elects to assume and control defense of such
------------
Claim, then the Company shall immediately reimburse the Indemnified Party for any unreimbursed Defense Costs incurred or paid by, or on behalf of, the Indemnified Party in connection with the defense of such Claim prior to the receipt by the Indemnified Party of the Assumption and Acknowledgment Notice (as such term is defined below) relating to such Claim. If the Company assumes and controls defense of such Claim, the Indemnified Party shall reasonably cooperate with the Company in such defense. If the Company does not assume and control defense of such Claim, the Company shall continue to have the right to participate in the defense of such Claim (subject to the right of the Indemnified Party to control the defense of such Claim), at its own expense.

          (c)   Assumption and Control of Defense by the Company. Subject to
                ------------------------------------------------
Section 3(d), the Company, upon written notice to the Indemnified Party (the
------------
"Assumption and Acknowledgment Notice") within 30 days after receipt of the notice described in Section 3(a), may assume and control, at its own expense,
                    ------------
the defense of the Claim with counsel approved by the Indemnified Party (which approval shall not be unreasonably withheld or delayed). The Assumption and Acknowledgment Notice shall notify the Indemnified Party of (i) the Company's intention to assume and control the defense of such Claim and (ii) the Company's unconditional acknowledgment of its indemnification liability hereunder for the full amount of Damages arising under or relating to such Claim (unless and to the extent it is determined based upon information not theretofore made available to the Company subsequent to such date that the Company is not liable to indemnify the Indemnified Party pursuant to Section 2(c)). At all times, the
                                               ------------
Indemnified Party shall retain the right to approve all pleadings and other submissions of whatever kind relating to the Claim prior to their filing or submission (which approval shall not be unreasonably withheld or delayed), and shall be kept fully informed of all stages of the Claim.

          (d)   Restrictions on the Company's Ability to Assume and Control
                -----------------------------------------------------------
Defense of the Claim. Notwithstanding anything in Section 3(c) to the contrary,
--------------------                              ------------
the Company shall not be entitled to control the defense of any Claim if (i) the Company fails to provide the Assumption and Acknowledgment Notice within 30 days after receipt of the notice contemplated in Section 3(a), (ii) the Indemnified
                                            ------------
Party has reasonably concluded that there may be legal defenses available to the Indemnified Party that are different from or in addition to those available to the Company or (iii) the Company has not employed counsel satisfactory to the Indemnified Party to assume the defense of such Claim within a reasonable time after receiving notice of the commencement of such Claim. In any such case, the Indemnified Party shall be entitled to control the defense of such Claim and be reimbursed in accordance with Section 2(b). Notwithstanding anything contained
                              ------------
herein to the contrary, the Indemnified Party may provide written notice to the Company that the Indemnified Party prefers that the Company, and therefore directs and instructs the Company to, assume and control defense of such Claim, in which case the Company will assume and control defense of such Claim in accordance with

Section 3(c), and deliver the Assumption and Acknowledgment Notice contemplated
------------
by such Section, as promptly as practicable following receipt of such notice. The Company's assumption of control of the defense of such Claim pursuant to the preceding sentence shall not constitute an acknowledgement by the Company of its indemnification liability under this Agreement.

          (e)   Continued Participation by the Indemnified Party. If the Company
                ------------------------------------------------
assumes control of the defense of a Claim in accordance with the provisions of Sections 3(c) or 3(d), the Indemnified Party may notify the Company in writing
---------------------
that the Indemnified Party thereafter desires to retain separate counsel in order to participate in or proceed independently with the defense of such Claim, at the Indemnified Party's own expense; provided that, the Indemnified Party shall be reimbursed by the Company for the reasonable fees and expenses of such counsel incurred by the Indemnified Party if (i) the Company, in its discretion, provides written authorization to the Indemnified Party for the employment of such counsel and the reimbursement of such fees and expenses, or (ii) there are legal defenses available to the Indemnified Party that are not available to the Company, or counsel representing the Company and the Indemnified Party, under applicable ethical rules and opinions, would be required to seek consent to such joint representation of the Company and the Indemnified Party.

          (f)   Settlement of the Claim. If the Indemnified Party desires to
                -----------------------
claim indemnification hereunder with respect to the compromise or settlement of any Claim, as a condition precedent to such indemnification, the Indemnified Party shall first notify the Company in writing of any firm settlement or compromise proposal the Indemnified Party receives or intends to make with respect to such Claim prior to accepting or offering such proposal. The Indemnified Party shall not settle or compromise any Claim in respect of which the Indemnified Party is entitled to be indemnified by the Company hereunder without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. The exercise of any right of consent or withholding of consent under this Section 3(f) shall not affect, excuse, modify
                                  ------------
or relieve the Company of any of its obligations under this Agreement.

     4.   Insurance. The Company hereby agrees to use its best efforts (i) to
          ---------
cause Consultant to become covered under the Company's liability insurance in connection with the performance by Consultant of any services to or for the benefit of the Company, whether pursuant to the Consulting Agreement or otherwise, at least in the amounts and on the other terms in effect on the date of execution of this Agreement by the Company, or
(ii) in the event Consultant is not eligible to become covered under the Company's liability insurance, to purchase new or additional liability insurance for Consultant with coverage comparable to that provided to the Company's officers and employees as described in clause (i) in connection with the performance by Consultant of any services to or for the benefit of the Company, whether pursuant to the Consulting Agreement or otherwise; provided, however, that, consistent with the terms of the Consulting Agreement, Consultant shall not for any reason be represented as or considered an employee of the Company or as having any official capacity with the Company in connection with the performance by Consultant of services to or for the benefit of the Company, whether pursuant to the Consulting Agreement or otherwise, and provided,
                                                               --------
further, nothing in this Section 4 is intended or shall be construed to limit or
-------                  ---------
affect any obligation of the Company with respect to insurance arising under any other agreement to which Wohlstadter and the Company (among others) are parties.

         5.   Representations and Warranties. The Company hereby represents and
              ------------------------------
warrants to Consultant as of the date of execution hereof that:

              (a)  Organization; Good Standing. The Company is a corporation,
                   ---------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly authorized to transact business and is in good standing in each jurisdiction where the failure to so qualify would have a material adverse effect on the performance by the Company of its obligations hereunder.

              (b)  Authorization. The Company has all requisite corporate power
                   -------------
and authority to execute, deliver and perform its obligations under this Agreement.

              (c)  Non-Contravention. The execution and delivery by the Company
                   -----------------
of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate actions and do not and will not:
(i) contravene its certificate of incorporation or by-laws; (ii) conflict with, result in a breach of or constitute a default under any material contract, agreement or other instrument to which it is a party or by which it or its property is bound; or (iii) violate any applicable statute, law, rule, regulation, writ, injunction, order, decree, judgment or award of any government authority.

         (d)  Execution and Binding Effect. This Agreement has been duly
              ----------------------------
executed and delivered on behalf of the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         (e)  Absence of Conflicts. Except to the extent set forth on Schedule
              --------------------
5(e), no litigation, arbitration or other proceeding against the Company by or before any government authority, court, arbitrator or mediator with valid jurisdiction is in progress, pending or, to the best knowledge of the Company, threatened against the Company, which challenges the validity of this Agreement or that is reasonably likely to have a material adverse effect upon (i) the Company, (ii) the Company's ability to perform its obligations hereunder or
(iii) the validity or enforceability of this Agreement.

         (f)  Consents and Approvals. The execution and delivery by the Company
              ----------------------
of this Agreement and the performance by the Company of its obligations hereunder do not and will not require any approval, consent, permit, license or other authorization of, or filing or registration with, or any other action by, any Person (including government approvals) which, as of the date hereof, has not been duly obtained, made or taken and all such approvals, consents, permits, licenses, authorizations, filings and registrations have been disclosed to Consultant and are in full force and effect and, with respect to government approvals, are final and non-appealable.

     6.  Events of Default.
         -----------------

         (a)  Events of Default. It shall constitute an event of default
              -----------------
hereunder (each, an "Event of Default") with respect to the Company if any of the following shall occur:

              (i) the Company fails to pay all Damages covered by a valid obligation to provide indemnification hereunder within 30 days after (A) the Company's receipt of written notice that either a judgment or order in respect of the Claim giving rise to such Damages has been rendered by a competent governmental authority and such judgment or order has become final and not subject to any further appeal, (B) the reaching of a final settlement or compromise in relation to such Claim in accordance with Section 3(f) hereof, or
                                                        ------------
(C) the Company waives, whether by affirmative action or inaction, its right to contest such Claim in any judicial proceeding in accordance with Section 3;
                                                                 ---------

               (ii) the Company fails to use reasonable efforts to cause the removal (by insurance, bond or otherwise) of any lien or encumbrance of record on the assets of the Indemnified Party arising from, or in connection with, any Claim which gives rise to a valid obligation to provide indemnification hereunder within 60 days of receipt of written notice from the Indemnified Party of the existence of such lien or encumbrance;

               (iii)  the Company fails to pay, in accordance with Section 2(b),
                                                                   ------------
any Defense Costs incurred by the Indemnified Party in connection with the contest or defense of any Claim with respect to which the Company is responsible pursuant to Section 3; or
            ---------

               (iv) the Company breaches any other term or provision of this Agreement and such breach cannot be cured or is not cured within 30 days after notice by Consultant to the Company of such breach.

          (b)  Remedies. If an Event of Default occurs, the Company shall be
               --------
considered to have breached this Agreement and, at any time thereafter, the Indemnified Party may bring suit against the Company to recover any unpaid amounts or obtain such other relief available to the Indemnified Party at law or in equity. In the event the Indemnified Party is successful, in whole or in part, in obtaining any such unpaid amounts or other relief contemplated in this
Section 6(b), the Company shall reimburse the Indemnified Party for all costs
------------
and expenses associated with the efforts of the Indemnified Party to obtain such relief.

     7.   Termination. This Agreement shall continue until, and terminate upon
          -----------
the latest of: (a) six years after termination or expiration of the Consulting Agreement; (b) the expiration of any statute of limitations applicable to the performance of the Consulting Agreement by Consultant, or (c) the final termination of all pending proceedings in respect of which the Indemnified Party is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by the Indemnified Party pursuant to Section 6(b) of
                                                              ------------
this Agreement relating thereto.

     8.   Miscellaneous.
          -------------

          (a)  Headings; Interpretation. The headings in this Agreement are
               ------------------------
intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement. All terms defined in this Agreement include the plural as well as the singular. Whenever the words "include," "includes" and "including" are used in this Agreement, they are deemed to be followed by the words "without limitation."

          (b)  Severability. If any provision of this Agreement is for any
               ------------
reason found to be unenforceable, the remainder of this Agreement will continue in full force and effect.

          (c)  Entire Agreement; Amendments. This Agreement, together with the
               ----------------------------
Consulting Agreement, constitute a complete statement of all of the agreements among the parties as of the date hereof with respect to the matters contemplated hereby, supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between them with respect thereto and cannot be changed or terminated orally. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to alter, amend, conflict with or otherwise affect the rights and obligations of the Company and Wohlstadter pursuant to the MSD Indemnification Letter or any other agreement between the Company and Consultant unrelated to the performance of services by Consultant pursuant to the Consulting Agreement. The parties hereto have not relied on any statements, representations, warranties or covenants, whether oral or written, other than those set forth in this Agreement and the Consulting Agreement.

          (d)  No Waiver. The failure of a party to insist upon strict adherence
               ---------
to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right to insist later on adherence thereto, or thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and signed by the party against whom enforcement is sought in order to be effective.

          (e)  Assignment; Successors. This Agreement may not be transferred or
               ----------------------
assigned by the Company (including by merger or operation of law) without the prior written consent of Consultant (which consent shall not be unreasonably withheld or delayed). Without limiting the availability of any remedies at law or in equity, any attempted transfer or assignment by the Company without the prior written consent of Consultant (which consent shall not be unreasonably withheld or delayed) will be void. To the extent this Agreement or any rights or obligations hereunder are transferred or assigned in a manner that is permitted by this Agreement, this Agreement shall be binding upon all assigns and successors in interest of the parties hereto (including any transferee or assignee of all or substantially all of such party's assets and any successor by merger or operation of law).

          (f)  Third Party Beneficiaries. The provisions of this Agreement shall
               -------------------------
not confer any rights or remedies upon any person or entity, other than (i) Consultant and the heirs, executors, legal representatives and assigns of Consultant, as the case may be, and (ii) the Company and its permitted assigns and successors in interest.

          (g)  Notices. All notices, requests, demands and other communications
               -------
under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipt of which is acknowledged by the party to whom said notice or other communication shall have been directed, (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (iii) sent by overnight courier, when received and signed for at the appropriate address listed below, or (iv) sent by facsimile, at the time when received in legible form by the recipient at the appropriate address listed below and when the recipient has been requested to acknowledge receipt of the entire telecopier or facsimile transmission upon the sending or receiving of the acknowledgment of receipt (which acknowledgment the recipient will promptly give) when received if sent by overnight courier, addressed as follows:

               (A)  If to Consultant:

                    9905D Gable Ridge Terrace
                    Rockville, MD 20850
                    Facsimile: (301) 947-7240

               (B)  If to the Company:

                    IGEN International, Inc.
                    16020 Industrial Drive
                    Gaithersburg, MD 20877
                    Attn: Richard J. Massey, Ph.D.
                    Facsimile: (301) 208-3799

or to such other address as a party may specify from time to time by notice hereunder.


          (h)  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware (without reference to the conflicts of laws principles thereof). The parties hereby consent to the non-exclusive jurisdiction of the state and federal courts of the State of Delaware.

          (i)  Counterparts. This Agreement may be executed and delivered in one
               ------------
or more counterparts, each of which shall be an original but all of which shall together constitute a single agreement.



                                      * * *

     IN WITNESS WHEREOF, this Agreement has been made as of the date first set forth above and is duly executed and delivered as of the date shown below.

                              IGEN International, Inc.



                              By:   /s/ George Migausky
                                    --------------------------------------------
                              Name: George Migausky
                              Title: Vice President and Chief Financial Officer Date of Execution: August 15, 2001




                              Jacob N. Wohlstadter



                              /s/ Jacob N. Wohlstadter
                             ---------------------------------------------------
                             Date of Execution: August 15, 2001





                              JW CONSULTING SERVICES, L.L.C.



                              By:   /s/ Jacob N. Wohlstadter
                                    --------------------------------------------
                              Name: Jacob N. Wohlstadter
                              Title:  President and Chief Executive Officer
                              Date of Execution: August 15, 2001